UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 9, 2017
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NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street Hoboken, New Jersey 07030 (Address of principal executive offices including zip code) (201) 610-6600 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 9, 2017, the Board of Directors (the “Board”) of Newell Brands Inc. (the “Company”), upon the recommendation of the Organizational Development and Compensation Committee of the Board (the “Committee”), approved an amendment (the “Amendment”) to the Newell Rubbermaid Inc. 2008 Deferred Compensation Plan, as amended (the “Plan”), to permit non-employee directors of the Company with the opportunity to voluntarily defer the receipt of shares (the “RSU Payout Deferral”) of the Company’s common stock, par value $1.00 per share (“Common Stock”), otherwise issuable upon settlement of restricted stock units (“RSUs”) granted under the Newell Rubbermaid Inc. 2013 Incentive Plan or any similar compensatory plan or arrangement of the Company or any of its subsidiaries (an “Incentive Plan”). Among other things, the Amendment provides that directors may elect an RSU Payout Deferral for RSU awards granted on or after January 1, 2018 to be paid out in a single lump sum in shares of Common Stock upon such director’s separation from the Board.
Other than the timing of when shares of Common Stock may be received by directors, the RSU Payout Deferral will not otherwise affect future RSU awards, which will continue to be administered and paid-out in accordance with the terms of the RSU awards and the related Incentive Plan.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	First Amendment to the Newell Rubbermaid Inc. 2008 Deferred Compensation Plan, dated August 9, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017		NEWELL BRANDS INC.
	By:	/s/ Bradford R. Turner Bradford R. Turner Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	First Amendment to the Newell Rubbermaid Inc. 2008 Deferred Compensation Plan, dated August 9, 2017.